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                                                                   Exhibit 10.30


                       SYBASE SOFTWARE LICENSE AGREEMENT

        THIS SOFTWARE LICENSE AGREEMENT is made between Sybase, Inc., a Delaware corporation, and its majority owned direct and indirect subsidiaries (collectively, "Sybase"), with offices at 6475 Christie Avenue, Emeryville, CA 94608; and FIRST VIRTUAL HOLDINGS INCORPORATED ("Customer") with offices at 11975 El Camino Real, San Diego, CA 92130.

1.  DEFINITIONS
"Agreement" - this Software License Agreement, the Exhibit A and any other addenda attached hereto, each supplemental Exhibit A signed by both parties, and each Purchase Order. "Documentation" - installation instructions and user manuals. "Machine" - a hardware system with any number of processors running a single copy of the operating system on which the Sybase software is running; except in the case of SYBASE MPPTM, in which case a Machine is a cluster of Machines linked together through a high speed interconnect. "Named User" - a specific named person licensed to Use a Program. "Operating System Software" - the operating system software listed in the Exhibit A or Purchase Order applicable to the relevant copy of the Program. "Price List" - Sybase's then current price list for the country in which the Program is to be Used. "Primary Copy" - a licensed copy of the Program provided by Sybase, which may have been provided initially as a trial copy. "Program" - the object code version of the software product(s) listed in the Exhibit A or Purchase Order, together with all data files included by Sybase. "Purchase Order" - a purchase order or other purchase authorizing document issued by Customer for Sybase products and/or services and accepted by Sybase, as confirmed by a Sybase invoice. "Seat" - a specific identifiable unique accessor of information such as a terminal, PC, single user workstation or real time device. "Secondary Copy" - a licensed copy of the Program reproduced by Customer from the Primary Copy. "Use" - to load, utilize, or store the Program.

2.  LICENSE
    2.1 Sybase grants to Customer, solely for Customer's own internal business purposes, a non-exclusive, nontransferable, perpetual, fully paid license to Use each Primary Copy (and make and Use each Secondary Copy) on one Machine running the Operating System Software at the site specified on the Exhibit A or Purchase Order. If such license is designated as a Networked License, each copy of the Program may be accessed by any and all Seats or Named Users that are licensed to access such Program subject to the following restrictions: (i) Workplace Seats and Workplace Named Users licensed to access a particular Program may only access the Workplace level of such Program, and (ii) Enterprise Seats and Enterprise Named Users licensed to access a particular Program may access the Workplace and Enterprise levels of such Program. Accordingly, Seats and Named Users in a Networked License are not tied to a particular copy of the Program. Use of software or hardware which reduces the number of Seats directly accessing the Programs (sometimes called "multiplexing" or "pooling") does not reduce the number of Seats required to be licensed, but rather the number of licensed Seats must be equal to the number of distinct inputs to the multiplexing software or hardware. If the license is designated as a Standalone Named User License, the Program may be Used only by one Named User, but such Named User may copy and Use such Program on more than one Machine. If the license is designated as a Standalone Seat License, the copy of the Program may only be accessed by the Machine on which it resides. A license for a copy of a Program will allow Customer to Use the indicated version or instead any earlier version for which Customer already has a Primary Copy. If Customer's Support plan entitles Customer to updates (i.e., new versions of the Program), the license shall also extend to each new version provided. If a Run-Time Program is licensed, the Program may only be Used to run Customer's applications but cannot be Used to (i) develop or modify applications, or (ii) perform other programming tasks.

    2.2 Customer may make a reasonable number of copies of each Program exclusively for inactive back-up or archival purposes.

    2.3 The Program and all copies (in whole or in part) shall remain the exclusive property of Sybase and its licensors. Customer shall not modify, reverse engineer, reverse assemble or reverse compile any Program or part thereof, except Customer may modify data file portions of the Program as described in the user manuals. Customer shall not Use the Program in a service bureau or time-sharing arrangement nor distribute, rent, lease or transfer the Program to any third party.

    2.4 Upon Sybase's receipt of Customer's Purchase Order, Sybase shall deliver the Primary Copy and one set of Documentation to Customer. Customer, at its own expense, shall be responsible for installing the Program and all new versions thereof.

    2.5 For its own use, Customer may make copies of the Documentation delivered by Sybase or may purchase copies at the prices in the Price List.

    2.6 No more often than annually, Sybase may, upon reasonable notice and at its expense, direct an accounting firm acceptable to Customer to audit during business hours the number of copies of the Program in Use and the Number of Seats and/or Named Users accessing the Programs. The auditors shall protect the confidentiality of Customer's information and abide by Customer's reasonable security regulations. If the use of the Program is found to be greater than that contracted for, Customer will be invoiced for the additional copies, Seats, Named Users or processors at the prices in the Price List.

    2.7 Subject to acceptance by Sybase, consulting or educational service provided to Customer will be subject to the terms of this Agreement unless otherwise agreed in writing. Educational services are provided at Sybase designated facilities.

3.  PAYMENT
    3.1 Payment is due to Sybase or its assigns within 30 calendar days after the invoice date. Customer will pay all applicable shipping charges and sales, use, personal property or similar taxes, tariffs or governmental charges, exclusive of Sybase's income and corporate franchise taxes. Customer will reimburse Sybase for all reasonable costs incurred (including reasonable attorneys' fees) in collecting past due amounts.

    3.2 Except with respect to specific Programs designated by Sybase, Customer must purchase a technical support plan ("Support") for the first year for all Programs licensed. Support commences on the date the Primary Copy is shipped to Customer or on the date invoiced for Secondary Copies ("the Support Date"). Fees for annual Support ("Support Fees") shall be paid in advance. Unless Support has been purchased for such copies or new versions have been separately licensed, no new versions of the Program will be provided to Customer for the Primary Copy and no new versions may be copied by Customer to update Secondary Copies. Support may be extended for one year periods on the anniversary of each Support Date at the Support Fees shown in the Price List for as long as Sybase offers Support. Customer may reinstate lapsed support for any then currently supported Program by paying all Support Fees in arrears and all time and travel expenses incurred in updating the Program to the current version.

4.  SUPPORT AND TECHNICAL SERVICES
Provided Customer has paid applicable Support Fees, Sybase shall support the Program as follows. Customer shall designate as technical support contacts that number of Customer employees as are permitted under the level of Support purchased. Each contact may telephone Sybase for problem resolution during Sybase's published support hours corresponding to the level of Support Fees paid. Upon notice from a contact of a Program problem (which problem can be reproduced at a Sybase support facility or via remote access to Customer's facility), Sybase shall use reasonable efforts to correct or circumvent the problem. Sybase reserves the right to make Program corrections only in the most current generally available version. For 12 months after the introduction of a new generally available enhancement release, Sybase will use reasonable efforts to support the previously released version of such Program. A Program may be transferred to another site or operating system software only upon written notice to Sybase and subject to Sybase's transfer policies and fees then in effect. A Program may be transferred without cost or notice from one Machine to another at the same site if the second Machine runs the same Operating System Software as the first Machine. Sybase shall have no obligation to support the Program (i) for Use on any computer system running other than the Operating System Software, or (ii) if Customer modifies the Program in breach of this Agreement. Only those versions of different cooperating Programs specified in the Documentation will execute correctly together on a CPU or in a network. Sybase has no obligation to modify any version of the Program to run with new versions of the Operating System Software. If Customer purchases Support for any Program in Use on a Machine or in a network, it must purchase the same level of Support for all copies of such Program on such Machine or network.

5.  CONFIDENTIALITY
    5.1 "Confidential Information," which includes the Programs (including methods or concepts utilized therein) and all information identified by the disclosing party as proprietary or confidential, shall remain the sole property of the disclosing party and shall not be disclosed to any third party without the express written consent of the disclosing party (except solely for Customer's internal business needs, to consultants who are bound by a written agreement with Customer to maintain the confidentiality of such Confidential Information in a manner consistent with this Agreement). Except with respect to the Program, items will not be deemed Confidential Information if (i) available to the public other than by a breach of an agreement with Sybase; (ii) rightfully received form a third party not in breach of any obligation of confidentiality; (iii) independently
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developed by one party without access to the Confidential Information of the other; (iv) known to the recipient at the time of disclosure; or (v) produced in compliance with applicable law or a court order, provided the other party is given reasonable notice of such law or order. A copyright notice on a Program does not, by itself, constitute evidence of publication or public disclosure. Customer shall not release the results of any benchmark of the Programs to any third party without the prior written approval of Sybase for each such release.

6. INFRINGEMENT INDEMNITY

Sybase at its own expense shall (i) defend, or at its option settle, any claim or suit against Customer on the basis of infringement of any trademark, copyright, trade secret or United States patent ("Intellectual Property Rights") by the Program or Use thereof, and (ii) pay any final judgment entered against Customer on such issue or any settlement thereof, provided (a) Sybase has sole control of the defense and/or settlement; (b) Customer notifies Sybase promptly in writing of each such claim or suit and gives Sybase all information known to Customer relating thereto, and (c) Customer cooperates with Sybase in the settlement and/or defense. (Customer shall be reimbursed for all reasonable out-of-pocket expenses incurred in providing any cooperation requested by Sybase.) If all or any part of the Program is, or in the opinion of Sybase may become, the subject of any claim or suit for infringement of any Intellectual Property Rights, Sybase may, and in the event of any adjudication that the Program or any part thereof does infringe or if the Use of the Program or any part thereof is enjoined, Sybase shall, at its expense do one of the following things: (1) procure for Customer the right to Use the Program or the affected part thereof; (2) replace the Program or affected part with other suitable programs; (3) modify the Program or affected part to make it non-infringing; or
(4) if some of the foregoing remedies are commercially feasible, refund the aggregate payments made by Customer for the Program or the affected part thereof. Sybase shall have no obligations under this Section 6 to the extent a claim is based upon (A) use of any version of the Program other than a current, unaltered version, if infringement would have been avoided by a current, unaltered version; or (B) combination operation or use of the Program with software and/or hardware not delivered by Sybase if such infringement could have been avoided by combination, operation or use of the Program with other software and/or hardware. This Section 6 states the entire liability of Sybase and the exclusive remedy of Customer with respect to any alleged infringement by the Program or any part thereof.

7. PROPRIETARY NOTICES

The Programs and related documentation are proprietary and protected by copyright and/or trade secret law. All proprietary notices incorporated in or fixed to a Program or documentation shall be duplicated by Customer on all copies of extracts thereof and shall not be altered, removed or obliterated.

8. WARRANTY/LIMITATIONS ON LIABILITY

        8.1 For one year from the date of shipment of a version of the Program to Customer, Sybase warrants that the version when properly Used will operate in all material respects in conformity with the Documentation for such version, and the Program media shall be free of defects. Customer's sole remedy in the event of nonconformity of a Program at Sybase's option will be replacement of the defective Programs or a refund of the license fees paid for the affected Program.

        8.2 NO OTHER WARRANTY, EXPRESS OR IMPLIED, IS MADE REGARDING THE PROGRAM, GOODS OR SERVICES TO BE SUPPLIED HEREUNDER, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO WARRANTY IS MADE REGARDING THE RESULTS OF ANY PROGRAM OR SERVICES OR THAT ALL ERRORS IN THE PROGRAM WILL BE CORRECTED, OR THAT THE PROGRAM'S FUNCTIONALITY WILL MEET CUSTOMER'S REQUIREMENTS. CUSTOMER ACKNOWLEDGES ITS RESPONSIBILITY TO (I) REGULARLY BACK UP DATA MAINTAINED ON ANY COMPUTER SYSTEM USING THE PROGRAM, AND (II) ADEQUATELY TEST PRIOR TO DEPLOYMENT EACH PRODUCTION VERSION OF THE PROGRAM IN A CONFIGURATION WHICH REASONABLY SIMULATES CUSTOMER'S PLANNED PRODUCTION ENVIRONMENT.

        8.3 THE TOTAL LIABILITY, IF ANY, OF SYBASE AND ITS SUBSIDIARIES, INCLUDING BUT NOT LIMITED TO LIABILITY ARISING OUT OF CONTRACT, TORT, BREACH OF WARRANTY, CLAIMS BY THIRD PARTIES OR OTHERWISE, SHALL NOT IN ANY EVENT EXCEED THE LICENSE FEES PAID BY CUSTOMER FOR THE PROGRAM(S) WHICH GIVE RISE TO THE CLAIM. SYBASE'S LICENSORS SHALL NOT BE LIABLE FOR DIRECT DAMAGES HEREUNDER, AND NEITHER SYBASE NOR ANY OF ITS SUBSIDIARIES OR LICENSORS SHALL BE LIABLE FOR LOSS OF PROFITS, LOSS OR INACCURACY OF DATA, OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9. TERMINATION

Sybase may terminate a license if Customer has not paid the license fees therefor within 15 calendar days after written notice that payment is past due. Either party may terminate this Agreement upon any other material breach of this Agreement by the other party, which if remediable, has not been corrected within 60 calendar days after written notice. On termination, all licenses granted hereunder shall terminate. Customer shall cease Using the Program and Documentation (whether or not modified or merged into other materials) and Customer shall certify in writing to Sybase that all copies (in any form or media) have been destroyed or returned to Sybase. Termination shall not relieve Customer from paying all fees accruing prior to termination and shall not limit either party from pursuing any other available remedies. Sections 5, 6, 8.2, 8.3, 9 and 10.3 shall survive termination of this Agreement.

10. GENERAL

        10.1 Neither this Agreement nor any license hereunder may be assigned (whether by operation of law or otherwise) by Customer without Sybase's prior written consent, not to be unreasonably withheld.

        10.2 This Agreement is the entire agreement of the parties and supersedes all previous and contemporaneous communications, representations, or agreements regarding the subject matter hereof. A facsimile of a signed copy of this Agreement received from Customer may be relied upon as an original and if there is any inconsistency between such facsimile and a subsequently received hard copy, the facsimile shall prevail. This Agreement may be modified only in a writing signed by both parties. Purchase Orders shall be binding as to: the products and services ordered, fees therefor and the site for installation or performance of services as set forth on the face side of or a special attachment to the order. Other terms and preprinted terms on or attached to any Purchase Order shall be void.

        10.3 Customer shall not transfer, directly or indirectly, any restricted Programs or technical data received from Sybase or its subsidiaries, or the direct product of such data, to any destination subject to export restrictions under U.S. law, unless prior written authorization is obtained from the appropriate U.S. agency.

        10.4 No delay or default in performance of any obligation by either party, excepting all obligations to make payments, shall constitute a breach of this Agreement to the extent caused by force majeure.

        10.5 All notions relating to this Agreement shall be in writing and delivered by overnight delivery service or first class prepaid mail with return receipt requested, to the address of such party specified above (in the case of Sybase to the attention of its General Counsel) or the address specified by such party in accordance with this Section.

        10.6 If this license is acquired under a U.S. Government contract, Use, duplication or disclosure by the U.S. Government is subject to restrictions set forth in FAR subparagraphs 52.227-19(a)-(d) for civilian agency contracts and DFARS 252.227-7013(c)(ii) for Department of Defense contracts. Sybase reserves all unpublished rights under the United States copyright laws.

        10.7 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA EXCLUDING ITS CONFLICT OF LAWS RULES. IT SHALL NOT BE GOVERNED BY THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS, THE APPLICATION OF WHICH IS EXPRESSLY EXCLUDED. CUSTOMER SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS FOR THE COUNTY OF ALAMEDA WITHIN THIS STATE OF CALIFORNIA. If any provision of this Agreement is held to be unenforceable, the parties shall substitute for the affected provision an enforceable provision which approximates the intent and economic effect of the affected provision. The failure or delay by either party to enforce any term of this Agreement shall not be deemed a waiver of such term.

The parties have caused this Agreement to be executed by their respective authorized representatives.


SYBASE, INC:

By:
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                             (Authorized Signature)

Name:
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Title:
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Date:
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CUSTOMER:

By:  John M. Stachowiak
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                             (Authorized Signature)

Name: John M. Stachowiak
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Title: V.P. Finance & Administration & CFO
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Date: 3/19/97
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
                     ADDENDUM TO SOFTWARE LICENSE AGREEMENT

This Addendum ("Addendum") entered into on March 19, 1997, supplements and amends the terms of the Software License Agreement ("Agreement") dated of even date herewith between Sybase, Inc. ("Sybase") and First Virtual Holdings Incorporated ("Customer"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. In the event of a conflict between this Addendum and the Agreement, the terms and conditions of this Addendum shall prevail.

1. In consideration of the license rights described below, Customer agrees to pay to Sybase the non-refundable sum of $130,576.57 as set forth on Exhibit A dated February 25, 1997 (the "Relevant Exhibit A"), of which $82,000 represents the Sybase net license fee for a "Site License" as described in Paragraph 2 below ("Site License Fee"), $18,000 is the first year's Sybase Standard Support Fees for the Programs included in the Site License, $27,486.60 is the license fee for all other Sybase Programs ("Additional Programs") specified on the Relevant Exhibit A and $3,089.97 is the first year's Standard Support Fees for the Additional Programs.

2. The Site License grants Customer the right to make and deploy within the United States for Customer's internal Use in any combination. Secondary Copies from the Primary Copies of the SQL Server, Replication Server, Open Server, SQL Server Monitor, Replication Server Manager and Open Client/C Programs ("Site License Programs") licensed by Customer on the Relevant Exhibit
A. Customer may make and deploy such Secondary Copies of the Site License Programs until March 1, 1998 ("Deployment Period"). At the end of the Deployment Period, Customer shall have no further rights to make or deploy any Secondary Copies of the Site License Programs or deploy any Primary Copies of the Site License Programs without paying an additional license fee to Sybase as described in Paragraph 4 below. For purposes of this Site License, "deploy" shall mean to use a Program in a production or development environment.

3. Customer shall provide Sybase with a quarterly report ("Deployment Report"), which shall be due on the following dates: June 10, 1997; September 10,1997; December 10, 1997 and March 10, 1998) specifying for each Sybase Program the number of Secondary Copies made under this Addendum during the quarter, the total number of such Secondary Copies made to date, the Hardware and Operating System Software on which the copies are installed and the date and address of such installations, the number of Named Users or Seats accessing the Servers and the number of processors if the Programs are being Used with a multiprocessor CPU.

4. The license and Support Fees for both the Site License and the Additional Programs specified in Paragraph 1 above shall be due and payable to Sybase in accordance with the payment terms of the Installment Payment Agreement to be executed by Customer simultaneously with this Addendum. In the event Customer does not execute and return the Sybase Installment Payment Agreement with this Addendum, the payment terms specified on the Relevant Exhibit A shall prevail. Sybase shall use Customer's final Deployment Report (specified in Paragraph 3 above) to determine if any additional license fees are due Sybase for the Programs which Customer has deployed during the Deployment Period. The payment of any such additional license fee shall be due net thirty days from the date of Sybase's invoice for such additional license fees. Customer shall not be entitled to a refund or credit of any Site License Fees in the event Customer elects not to deploy Programs whose license fees equal or exceed $82,000.




LEGAL APPROVED

By   C. Cherpak
     ----------
Date   3/19/97
       -------
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Except as amended above, the Agreement shall remain in full force and effect.
This Addendum shall become effective on the date last written below.


SYBASE, INC.                        FIRST VIRTUAL HOLDINGS INCORPORATED

By:                                 By: John M. Stachowiak
   -------------------------            ---------------------

Name:                               Name: John M. Stachowiak
     -----------------------             --------------------

Title:                              Title: V.P. Finance & Administration & CFO
      ----------------------              ------------------------------------

Date:                                Date:      3/19/97
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
                         INSTALLMENT PAYMENT AGREEMENT

                This Installment Payment Agreement ("IPA") is made as of the date set forth below by and between Sybase, Inc. ("Licensor") and First Virtual Holdings Incorporated ("Customer"). Customer promises to pay to the order of Licensor ("Payee"), at its office located at 6475 Christie Avenue, Emeryville, CA 94608, or at such other place as the holder of this IPA may from time to time designate, total fees of One Hundred Thirty Thousand Five Hundred Seventy-Six AND 60/100 UNITED STATES DOLLARS (U.S. $130,576.60). Such fees are owing in connection with the licensing of software products and services to Customer as specified on the attached purchase order or Exhibit A (the "Licensed Software"). Customer has elected to pay in installments the total amount set forth above rather than make the payments specified on the Exhibit A within 30 days. Sales and use taxes relating to such products and services are not included in the installments and will be due and payable by Customer within 30 days of the date hereof.

1. The fees shall be due and payable in four consecutive quarterly in as follows each in the amount of $32,644.15, commencing on April 1, 1997 and on the same day of each quarter thereafter to and including January 1, 1998, when the remaining unpaid balance of this IPA, together with any interest on late payments, if any, accrued thereon, shall be immediately due and payable. If any installment shall not be paid when due, such overdue payment shall bear interest (calculated on the basis of a 365-day year and actual days elapsed) at the rate of 10% per annum until paid. Customer may prepay payments under this IPA at any time, but shall not be entitled to any discount or rebate therefor. Customer hereby waives grace, demand, presentment for payment, notice of non-payment, protest and notice of protest, notice of dishonor or default, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit. All obligations of Customer under this IPA shall survive any termination of the licenses relating to the Licensed Software.

2. Customer represents and warrants to the holder hereof that (a) the Customer is a corporation duly organized, validly existing and in good standing under applicable state law; (b) this IPA is a genuine, legal, valid and binding obligation of Customer, enforceable against Customer in accordance with its terms, subject to applicable bankruptcy and other similar laws affecting creditors' rights generally, and the execution, delivery and performance of the IPA will not violate or create a default under any law (including any applicable usury law), regulation, judgment, order, instrument, agreement or charter document binding on Customer or its property; (c) the IPA has been duly authorized, executed and delivered by Customer; (d) each signatory of this IPA has the authority to bind Customer to this IPA; (e) the Licensed Software has been delivered to and accepted by Customer; and (f) the financial statements and other information furnished and to be furnished to Payee are and will be true and correct and prepared in accordance with generally accepted accounting principles (GAAP) consistently applied.

3. If any of the following events shall occur (each an "Event of Default"), then the holder of this IPA may, at its option and without notice to Customer or any other person, declare the outstanding balance of this IPA, together with any interest or other sums that Customer may owe to the holder hereof under or in connection with this IPA, immediately due and payable and exercise any other remedies available at law or equity:

        (i) Customer fails to pay when due all or any portion of any installment or any other amounts payable hereunder; (ii) any representation or warranty made by Customer or any endorser, guarantor or surety hereof in any writing furnished in connection with this IPA or the indebtedness evidenced hereby proves to be false in any material respect when made; (iii) final judgment for the payment of money shall be rendered against Customer or any endorser, guarantor or surety hereof and the same shall remain undischarged for a period of 60 days during which execution of such judgment shall not be effectively stayed, if the amount of such judgment is such that it may materially adversely affect Customer's financial condition or its ability to perform its obligations under this IPA; or (iv) Customer or any endorser, guarantor or surety shall cease doing business as a going concern or transfer all or a substantial part of its assets; or become or be adjudicated insolvent or bankrupt, admit in writing its inability to pay its debts as they become due, or make an assignment for the benefit of creditors; or Customer or any endorser, guarantor or surety shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the consent of Customer; or Customer or any endorser, guarantor or surety shall institute any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or any such proceeding is instituted against Customer or any endorser, guarantor or surety and is not dismissed within 60 days; or any judgment, writ, warrant or attachment or execution of similar process is issued or levied against a substantial part of Customer's property and remains unsatisfied for 30 days.

4. In the event that suit it brought hereon, or an attorney is employed or costs or expenses are incurred to compel payment of this IPA or any portion of the indebtedness evidenced hereby or to protect, preserve or enforce the rights of the holder hereof, Customer promises to pay all such costs, expenses and attorneys' fees (including but not limited to those incurred on appeal) to the holder hereof in addition to all other amounts owing hereunder. Notwithstanding any other provisions of this IPA or any document or instrument executed or delivered in connection with this IPA, interest, fees and the like shall not exceed the maximum rate permitted by applicable law. In addition to all other rights and remedies of Licensor and the Assignee, upon an Event of Default Licensor shall have the right, to terminate all licenses granted to Customer under the Software Agreement relating to Licensed Software, and/or to withhold support, consulting and other services provided under or in connection with such Licensed Software.

5. No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this IPA or under any other document or instrument executed or delivered in connection with this IPA. Each notice or other communication required or permitted to be given or delivered hereunder shall be in writing and shall be sent or delivered, if to Customer, at the address indicated beneath Customer's signature below and, if to the holder hereof, at the address set forth in the first paragraph hereof, or, if such holder is not the Payee, at the last address designated by such holder to Customer and shall become effective when delivered, or if mailed, when deposited in the United States mail with proper postage prepaid for registered or certified mail, return receipt requested.

6. This IPA has been entered into in connection with a Software License Agreement dated as of March 19 (as amended, extended or replaced from time to time, the "Software Agreement") between Customer and Licensor. The use of the Licensed Software by Customer is subject to the terms of the applicable
Software Agreement. In the event that software licensed from Licensor does not perform as warranted or in the event of any other dispute or default under a Software Agreement, Customer shall be entitled to pursue against Licensor all of Customer's rights and remedies arising under the applicable Software Agreement. Customer hereby acknowledges and agrees that Payee has transferred or assigned, or may transfer or assign, this IPA to such transferee or assignee as Payee in its discretion may select (each such transferee or assignee, together with any subsequent transferees or assignees, being collectively referred to as "ASSIGNEE"). The Customer agrees that upon such transfer or assignment it will not assert against Assignee any claim or defense which it may have against Payee or Licensor, and that upon the written instruction of Payee or Assignee that payments under this IPA are to be made to Assignee, Customer shall promptly comply with, and (if requested) acknowledge in writing, such instructions. The Customer agrees that upon such transfer or assignment its obligations to pay amounts due under this IPA to Assignee are absolute and unconditional, and shall not be subject to any defenses, setoffs or counterclaims that it may have against Licensor, regardless of whether or not
(a) Licensor has breached any of its warranties or other covenants under a Software Agreement, (b) the licenses granted under the Software Agreements and/or any maintenance, support or other services provided thereunder have been revoked or otherwise terminated for any reason whatsoever or (c) a Software Agreement has expired or been terminated for any reason whatsoever.
Accordingly, in the event of any breach or default under a Software Agreement, Customer's sole remedy shall be against Licensor under that Software Agreement, and Customer shall have no right to not make the installment payments required hereunder. ASSIGNEE MAKES NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SOFTWARE OR SERVICES COVERED BY THE SOFTWARE AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR OF MERCHANTABILITY. CUSTOMER HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT) THAT IT MAY HAVE AGAINST ASSIGNEE FOR ANY LOSS, DAMAGE (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF DATA OR SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE SOFTWARE OR ANY SERVICES COVERED BY THE SOFTWARE AGREEMENT, EVEN IF ASSIGNEE
HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, LOSS, EXPENSE OR COST. CUSTOMER ACKNOWLEDGES THAT ASSIGNEE DID NOT SELECT, MANUFACTURE, DISTRIBUTE OR LICENSE THE SOFTWARE COVERED BY THE SOFTWARE AGREEMENT AND THAT THE CUSTOMER
HAS MADE THE SELECTION OF SUCH SOFTWARE BASED UPON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE ON STATEMENTS MADE BY ASSIGNEE OR ITS
AGENTS.

7. This IPA shall be governed in all respects by and construed in accordance with the laws of the State of California. Any action against Customer concerning this IPA and the indebtedness evidenced hereby may be brought in any court of competent jurisdiction located in the State of California, and Customer hereby accepts the nonexclusive jurisdiction of any such court and waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action. This IPA shall constitute the complete and exclusive agreement of Customer and Payee with respect to the payment of the amounts owing hereunder and supersedes all prior oral or written understandings. No term or provision of this IPA may be amended, waived, discharged or terminated except by a written instrument signed by Customer and the Payee.

IN WITNESS WHEREOF, the undersigned have executed this IPA as of the date set forth below.

SYBASE, INC.                     FIRST VIRTUAL HOLDINGS INCORPORATED

By                               By  /s/John M. Stachowiak
  ------------------------          ---------------------

Name:                            Name: John M. Stachowiak
     ---------------------             ------------------

Title:                           Title: V.P. Finance & Administration & CFO
      --------------------             ------------------------------------

Date:                            Date: 3/18/97
     ---------------------            -------------------------------------

                              Notice of Assignment


March 7, 1997


First Virtual Holdings Incorporated
11975 El Camino Real, Ste. 200
San Diego, CA 92130

Re: Installment Payment Addendum or Installment Payment Agreement ("IPA") of First Virtual Holdings Incorporated ("Customer") dated March 19, 1997, payable to the order of Sybase, Inc. in the original principal amount of $130,576.60. There are four quarterly payments of $32,644.15 remaining as of the date hereof with the next payment being due April 1, 1997.


Customer:

Notice is hereby given that Sybase Financial Services, Inc. has sold and assigned the Term Note, including the right to receive the remaining payments thereunder, to Newcourt Financial USA Inc. ("Assignee").

Customer is hereby directed, and by signature below agrees, to pay directly to the Assignee at the address set forth below, all payments required to be paid by the Customer under the terms of the IPA. Assignee is the holder in due course of the IPA.

                Assignee:       Newcourt Financial
                                A Division of Newcourt Credit Group Inc.
                                P.O. Box 71521
                                Chicago, IL 60694-1521



Very truly yours,                     AGREED

Sybase, Inc.                          First Virtual Holdings Incorporated


By:                                   By: /s/ John M. Stachowiak
   ---------------------------            --------------------------------------

Title:                                Title: V.P. Finance & Administration & CFO
      ------------------------               -----------------------------------


QUOTE NUMBER:  5126394                                        SYBASE                                 SYBASE REP: Brian Stefano
COMPANY:       FIRST VIRTUAL                       QUOTATION FOR SOFTWARE AND SUPPORT                PHONE:      (508) 287-1902
CONTACT:       John Stachowiak                 VALID FROM: 02/25/97     Valid To: 03/19/97           FAX:        (508) 287-4065
PHONE:         (619) 793-2700                  QUOTE DATED: 3/19/97                                  E-MAIL:     brians@sybase.com
FAX:           (619) 793-2950
ADDRESS:       11975 El Camino Real
               Suite 300
               SAN DIEGO, CA 92130 USA





                                                                                           License        Max #
Line     Catalog              Product                                                       Code           of
 #       Number             Description             Media          Machine-OS            ("N" or "W")     Users      P/S      Qty
---------------------------------------------------------------------------------------------------------------------------------
 1       10373       SYBASE SQL Server              CD-Rom     Sun Solaris - Solaris          W             1         P       1

 2       95220       SQL Monitor Bundle             CD-Rom     Sun Solaris - Solaris          W             1         P       1

 3       10387       Replication Server             CD-Rom     Sun Solaris - Solaris          W             1         P       1

 4       10388       Replication Server Manager     CD-Rom     Sun Solaris - Solaris          W             1         P       1

 5                   Sh License fee                 CD-Rom     Sun Solaris - Solaris          W             1         P       1

 6       10377       Open Server                    CD-Rom     Sun Solaris - Solaris          W             1         P       1

 7

 8

 9

10

11

12

13

14

15

16

17

18

19
----------------------------------------------------------------------------------------------------------------------------------
**Excludes Royalty Based Products





Line       Price                        Ext. Lic.      Support
 #        Per Unit                        Fees           Fees
----------------------------------------------------------------
 1            $0.00                          $0.00

 2            $0.00                          $0.00

 3            $0.00                          $0.00

 4            $0.00                          $0.00

 5       $82,000.00                     $82,000.00     $17,999.00

 6            $0.00                          $0.00

 7

 8

 9

10

11

12

13

14

15

16

17

18

19
-----------------------------------------------------------------
                      TOTALS            $82,000.00     $17,999.00
                                        ----------
                      GRAND TOTAL       $99,999.00
                                        ----------


See Addendum to Software License Agreement Attached

Primary License - Only one set of media & documentation will be sent for each operating system.
Additional sets of media & documentation are available for a fee.

Payment Terms: Net 30 Days
FOB: Destination

SYBASE PROPRIETARY AND CONFIDENTIAL                        SYBASE
Page 1 of 1                                 561 VIRGINIA ROAD, CONCORD, MA 01742

                   EXHIBIT A - LICENSED PROGRAMS AND SERVICES
                           (ALTERNATE PRICING MODEL)

Quote Number 5126394                                     Agreement Date
                                                                        --------

Site:    FIRST VIRTUAL                          Contact:
                                                Phone:
Address: 11975 El Camino Real                   Contact:
         Suite 300                              Phone:
         SAN DIEGO, CA 92130 USA                (Place Contact information on
                                                  additional sheet as needed)
Use a separate Exhibit A for each site.

In exchange for the Program licenses and services listed below, including Restricted Release licenses, Customer agrees to pay Sybase or its assigns the following fees, due net thirty (30) days from the date of invoice.

                                                                   License Code                      Primary or
                                                                   Enterprise(N)   Max               Secondary
         Catalog No.                             Operating         or Workplace   Number                Copy
      and Product Name*           Version         System               (W))      of Seats  Quantity   (P or S)

10373 SYBASE SQL Server                    Sun Solaris - Solaris       W          1          1          P
--------------------------------  -------  ---------------------   ------------  --------  --------  ----------
95220 SQL Monitor Bundle                   Sun Solaris - Solaris       W          1          1          P
--------------------------------  -------  ---------------------   ------------  --------  --------  ----------
10387 Replication Server                   Sun Solaris - Solaris       W          1          1          P
--------------------------------  -------  ---------------------   ------------  --------  --------  ----------
10388 Replication Server Manager           Sun Solaris - Solaris       W          1          1          P
--------------------------------  -------  ---------------------   ------------  --------  --------  ----------
                                           Sun Solaris - Solaris       W          1          1          P
--------------------------------  -------  ---------------------   ------------  --------  --------  ----------
10377 Open Server                          Sun Solaris - Solaris       W          1          1          P
--------------------------------  -------  ---------------------   ------------  --------  --------  ----------

                                                                                Continuing Additional
                                                                First Year          Documentation          Check if
         Catalog No.                        Total                  Support        Additional Education     Restricted
      and Product Name*                 License Fees               Fees            and Other Fees          Release

10373 SYBASE SQL Server
--------------------------------        ------------           ----------      ----------------------     ----------
95220 SQL Monitor Bundle
--------------------------------        ------------           ----------      ----------------------     ----------
10387 Replication Server
--------------------------------        ------------           ----------      ----------------------     ----------
10388 Replication Server Manager
--------------------------------        ------------           ----------      ----------------------     ----------
                                        $82,000.00             $17,999.00
--------------------------------        ------------           ----------      ----------------------     ----------
10377 Open Server
--------------------------------        ------------           ----------      ----------------------     ----------
                          Total:        $82,000.00             $17,999.00
                                        ------------           ----------      ----------------------
                    Grand Total:        $99,999.00
                                        ------------

*All licenses shall be subject to the terms of the Software License Agreement between the parties referenced above except for Programs licensed by a Sybase subsidiary or third party pursuant to a license agreement accompanying the Program media. Customer acknowledges that such license agreement may contain a different warranty period and that Sybase is not responsible for support of any Programs of such subsidiaries or third parties. If Sybase subsidiary or third party Programs is included on this Exhibit A, then the support shall be provided by such subsidiary or third party in accordance with its then current support policies. For each copy of SYBASE SQL Server included on this Exhibit A, Customer is deemed to have also licensed without further charge, one Open Client/C Developer's Kit for each of the following operating systems: MS-DOS, MS Windows, MS Windows 95, MS Windows NT, OS/2 and Macintosh. If an Open Client/C Developer's Kit or an ODBC Driver has been licensed for a particular operating system, then Customer may make and Use an unlimited number of copies of the Open Client/C ODBC Driver Run-Time Programs (as applicable) running on such operating system.

SYBASE, INC.                          Name of Customer:

                                      First Virtual Holdings Incorporated
                                      -----------------------------------

By                                    By  /s/ John M. Stachowiak
  -------------------------------         --------------------------------------
       (Authorized Signature)                   (Authorized Signature)

Name                                  Name  John M. Stachowiak
    -----------------------------           ------------------------------------

Title                                 Title  V.P. Finance & Administration & CFO
     ----------------------------            -----------------------------------

                                      Date of this Exhibit  3/19/97
                                                            -------

                                     SYBASE
                      QUOTATIONS FOR SOFTWARE AND SUPPORT
                   VALID FROM: 03/19/97    VALID TO: 03/19/97
                   QUOTE DATED: 3/19/97

QUOTE NUMBER: 5126396                            SYBASE REP: Brian Stefano
COMPANY: FIRST VIRTUAL                           PHONE: (508) 287-1902
CONTACT: John Stachowiak                         FAX:   (508) 287-4065
PHONE:   (619) 793-2700                          E-MAIL: brian@sybase.com
FAX:     (619) 793-2950
ADDRESS: 11975 El Camino Real
         Suite 300
         SAN DIEGO, CA 92130 USA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 License     Max#
Line  Catalog        Product                                       Code      of              Price   **Percent  Ext. Lic.   Support
 #    Number       Description       Media   Machine - OS     ('N' or 'W')  Users  P/S  Qty Per Unit  Discount   Fees         Fees
-----------------------------------------------------------------------------------------------------------------------------------
 1    P20052  S-Designor Suite 5.1   CD-Rom  PC - all              W          1     P    1  $4,495.00  35.00%   $2,921.75   $525.92
 2     10373  SYBASE SQL Server      CD-Rom  Sun Solaris-Solaris   W          1     P   10    $795.00  35.00%   $5,167.50   $930.15
 3     10387  Replication Server     CD-Rom  Sun Solaris-Solaris   W          1     P    5    $595.00  35.00%   $1,933.75   $348.08
 4     10387  Replication Server     CD-Rom  Sun Solaris-Solaris   W          1     P    1  $2,955.00  35.00%   $1,946.75   $350.42
 5     10388  Replication Server
                Manager              CD-Rom  Sun Solaris-Solaris   W          1     P    1  $1,500.00  35.00%     $975.00   $175.50
 6     10373  SYBASE SQL Server      CD-Rom  Sun Solaris-Solaris   W          1     P    1  $3,995.00  35.00%   $2,596.75   $467.42
 7     95220  SQL Monitor Bundle     CD-Rom  Sun Solaris-Solaris   W          1     P    1  $2,500.00  35.00%   $1,625.00   $292.50
 8     98761  Workplace Support New
                10 Issues            CD-Rom  PC - all              W          1     P    1  $1,750.00           $1,750.00
 9    P60001  PowerBuilder Enterprise
                 5.0 for WIN         CD-Rom  PC - all              W          1     P    3  $2,995.00  24.00%   $6,828.60
10    P60009  PB Enterprise Update
                 Subs WIN            CD-Rom  PC - all              W          1     P    3    $645.00  10.00%   $1,741.50
11
12
13
14
15
16
17
18
19
-----------------------------------------------------------------------------------------------------------------------------------
**Excludes Royalty Based Products                                                               TOTALS         $27,486.60 $3,089.97
                                                        TOTAL DISCOUNT: $11,593.40 (29.67%)      GRAND TOTAL    $30,576.57

Primary License - Only one set of media & documentation will be sent for each operating system.
Additional sets of media & documentation are available for a fee.

Payment Terms: Net 30 Days
FOB: Destination

                                     SYBASE
                      581 VIRGINIA ROAD, CONCORD, MA 07142


SYBASE PROPRIETARY AND CONFIDENTIAL

                                                    Agreement Date______________

                   EXHIBIT A - LICENSED PROGRAMS AND SERVICES
                           (ALTERNATE PRICING MODEL)

Site:    FIRST VIRTUAL                         Contact:
Address: 11975 El Camino Real                  Phone:
         Suite 300                             Contact:
         SAN DIEGO, CA 92130 USA               Phone:

Use a separate Exhibit A                       (Place Contact Information
for each site                                  on additional sheet as needed)

Range for the Program licenses and services listed below, including Restricted Release licenses, Customer agrees to pay Sybase or its assigns the following fees, due net thirty (30) days from the date of

                                                                       License Code                                Primary or
                                                                       (Enterprise (N)    MAX                       Secondary
  Catalog No                                      Operating            or Workplace      Number                      Copy
and Product Name*                       Version    System              (W))              of Seats     Quantity     ('P'or'S')

S-Designor Suite 5.1                              PC - all                 W                1            1             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
SYBASE SQL Server                                 Sun Solaris-Solaris      W                1           10             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
Replication Server                                Sun Solaris-Solaris      W                1            5             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
Replication Server                                Sun Solaris-Solaris      W                1            1             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
Replication Server Manager                        Sun Solaris-Solaris      W                1            1             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
SYBASE SQL Server                                 Sun Solaris-Solaris      W                1            1             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
SQL Monitor Bundle                                Sun Solaris-Solaris      W                1            1             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
Workplace Support New 10 Issues                   PC - all                 W                1            1             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
PowerBuilder Enterprise 5.0 for WIN               PC - all                 W                1            3             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------
PS Enterprise Update Subs WIN                     PC - all                 W                1            3             P
------------------------------------   --------   -------------------   -------------     -------      -------      --------

                                                                               Consulting, Additional
                                                              First Year           Documentation           Check if
  Catalog No                                Total               Support         Additional Education      Restricted
and Product Name*                       License Fees             Fees             and Other Fees           Release

S-Designor Suite 5.1                   $ 2,921.75             $  525.92
------------------------------------   ----------             ---------         ---------------------     ----------
SYBASE SQL Server                      $ 5,167.50             $  930.15
------------------------------------   ----------             ---------         ---------------------     ----------
Replication Server                     $ 1,933.75             $  348.08
------------------------------------   ----------             ---------         ---------------------     ----------
Replication Server                     $ 1,946.75             $  350.42
------------------------------------   ----------             ---------         ---------------------     ----------
Replication Server Manager             $   975.00             $  175.50
------------------------------------   ----------             ---------         ---------------------     ----------
SYBASE SQL Server                      $ 2,596.75             $  467.42
------------------------------------   ----------             ---------         ---------------------     ----------
SQL Monitor Bundle                     $ 1,625.00             $  292.50
------------------------------------   ----------             ---------         ---------------------     ----------
Workplace Support New 10 Issues        $ 1,750.00
------------------------------------   ----------             ---------         ---------------------     ----------
PowerBuilder Enterprise 5.0 for WIN    $ 6,828.60
------------------------------------   ----------             ---------         ---------------------     ----------
PS Enterprise Update Subs WIN          $ 1,741.50
------------------------------------   ----------             ---------         ---------------------     ----------
                                 Total $27,486.60             $3,089.97
                                       ----------             ---------
                           Grand Total $30,576.57
                                       ----------

Licenses shall be subject to the terms of the Software License Agreement between the parties referenced above except for Programs licensed by a Sybase subsidiary or third party pursuant to a license agreement accompanying the Program media. Customer acknowledges that such license agreement may contain a different warranty period and that Sybase is not responsible for support of any Programs of such subsidiaries parties. If Sybase subsidiary or third party Programs is included on this Exhibit A, then the support shall be provided by such subsidiary or third party in accordance with its then current support policies. For a copy of SYBASE SQL Server included on this Exhibit A, Customer is deemed to have also licensed without further charge, one Open Client/C Developer's Kit for each of the following operating systems: MS-DOS, Windows, MS Windows 95, MS Windows NT, OS/2 and Macintosh. If an Open Client/C Developer's Kit or an ODBC Driver has been licensed for a particular operating system, then Customer may make and Use an ???? number of copies of the Open Client/C or ODBC Driver Run-Time Programs (as applicable) running on such operating system.

SYBASE, INC.:

By
  ---------------------------------------------------
               (Authorized Signature)

Name
    -------------------------------------------------

Title
     ------------------------------------------------

Name of Customer: First Virtual Holdings Incorporated
                 ------------------------------------

By /s/ John M. Stachowiak
   --------------------------------------------------
               (Authorized Signature)

Name  John M. Stachowiak
      -----------------------------------------------

Title  V.P. Finance & Administration & CFO
      -----------------------------------------------

Date of this Exhibit